UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2020

BioXcel Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38410	82-1386754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Long Wharf Drive

New Haven, CT  06511

(Address of principal executive offices)(Zip Code)

(475) 238-6837

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BTAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01.	Regulation FD Disclosure.

BioXcel Therapeutics, Inc. (the “Company”) will be participating in various upcoming meetings with investors and analysts. A copy of the Company’s presentation materials that will be used at these meetings is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. These presentation materials are also available through the “Investors” page of the Company’s website at www.bioxceltherapeutics.com.

The information in Item 7.01 of this Current Report on Form 8-K, including the presentation materials reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Business Update

On April 14, 2020, the Company provided the following updates regarding its clinical trials and business operations in light of the COVID-19 pandemic:

•	The Company has taken steps in line with guidance from the U.S. Centers for Disease Control and Prevention (CDC) and the State of Connecticut to protect the health and safety of its employees and the community. In particular, the Company has implemented a work-from-home policy for all employees. and has restricted on-site activities to certain chemical, manufacturing and control (CMC) and clinical trial activities. The Company is continuing to assess the impact of the COVID-19 pandemic to best mitigate risk and continue the operations of its business.

•	The Company is working closely with its clinical sites to monitor the potential impact of the evolving COVID-19 pandemic. The Company remains committed to its clinical programs and development plans. As of now, the Company has not experienced any significant delays to its ongoing or planned clinical trials; however, this could rapidly change.

•	Consistent with existing guidance, the Company continues to enroll patients in its two Phase 3 SERENITY trials and assess data for dose escalation in its Phase 1b/2 TRANQUILITY trial. The Company expects to provide data readouts for trials involving its product candidates BXCL501 and BXCL701 as summarized in slides 19 and 26 in Exhibit 99.1 attached hereto, which slides 19 and 26 are incorporated herein by reference. Notwithstanding the Company’s current expected timing and milestones, the ability to continue to enroll patients, conduct patient follow-up and provide data readouts as planned may be impacted by the COVID-19 pandemic.

Supplemental Risk Factor

In addition, in light of recent developments relating to the COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in Part I., Item 1A. of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission on March 9, 2020, to include the following risk factor under the heading “Risk Factors — Risks Related to Our Business and Industry”:

The outbreak of the novel coronavirus disease, COVID-19, or other pandemic, epidemic or outbreak of an infectious disease may materially and adversely impact our business, including our preclinical studies and clinical trials.

In December 2019, the novel coronavirus disease, COVID-19, was identified in Wuhan, China. This virus has been declared a pandemic and has spread to multiple global regions, including the United States and Europe. The outbreak and government measures taken in response have also had a significant impact, both direct and indirect, on businesses and commerce, as worker shortages have occurred; supply chains have been disrupted; facilities and production have been suspended; and demand for certain goods and services, such as medical services and supplies, has spiked, while demand for other goods and services, such as travel, has fallen. In response to the spread of COVID-19, we have implemented a work-from-home policy for all employees has restricted on-site activities to certain chemical, manufacturing and control (CMC) and clinical trial activities.

As a result of the COVID-19 pandemic or other pandemic, epidemic or outbreak of an infectious disease, we may experience disruptions that could severely impact our business, preclinical studies and clinical trials, including:

•	delays or difficulties in enrolling patients in our clinical trials;

•	delays or difficulties in clinical site initiation, including difficulties in recruiting clinical site investigators and clinical site staff;

•	diversion of healthcare resources away from the conduct of clinical trials, including the diversion of hospitals serving as our clinical trial sites and hospital staff supporting the conduct of our clinical trials;

•	interruption of key clinical trial activities, such as clinical trial site data monitoring, due to limitations on travel imposed or recommended by federal or state governments, employers and others or interruption of clinical trial subject visits and study procedures, which may impact the integrity of subject data and clinical study endpoints;

•	interruption or delays in the operations of the FDA or other regulatory authorities, which may impact review and approval timelines;

•	interruption of, or delays in receiving, supplies of our product candidates from our contract manufacturing organizations due to staffing shortages, production slowdowns or stoppages and disruptions in delivery systems;

•	interruptions in preclinical studies due to restricted or limited operations resulting from restrictions on our on-site activities;

•	limitations on employee resources that would otherwise be focused on the conduct of our preclinical studies and clinical trials, including because of sickness of employees or their families or the desire of employees to avoid contact with large groups of people; and

•	interruption or delays to our sourced discovery and clinical activities.

The COVID-19 pandemic continues to rapidly evolve. The extent to which the outbreak impacts our business, preclinical studies and clinical trials will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease, the duration of the pandemic, travel restrictions and social distancing in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. If we or any of the third parties with whom we engage were to experience shutdowns or other business disruptions, our ability to conduct our business in the manner and on the timelines presently planned could be materially and negatively impacted. Additionally, concerns over the economic impact of COVID-19 pandemic have caused extreme volatility in financial and other capital markets which has and may continue to adversely impact our stock price and our ability to access capital markets.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the impact of COVID-19 on our business and operations and enrollment of patients in, timing of and release of results for our clinical trials of BXCL501 and BXCL701 in light of the COVID-19 pandemic. Forward-looking statements may be identified by words such as “anticipates,” “believe,” “continue,” “expect,” “intend,” “may,” “plan to,” “potential,” “will,” and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including without limitation, the impact of the COVID-19 pandemic on the status, enrollment, timing and results of our clinical trials and the continuity of our business; and the other risks referred to under the section “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as such factors may be updated from time to time in our other filings with the SEC, which filings are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.bioxceltherapeutics.com. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	BioXcel Therapeutics, Inc., April 2020 Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2020	BIOXCEL THERAPEUTICS, INC.

/s/ Richard Steinhart
Richard Steinhart
Chief Financial Officer